SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 14, 1997


                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-12850              13-3152648
   (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)


                    200 North Westlake Boulevard, Suite 202
                      Westlake Village, California 91362
                   (Address of Principal Executive Offices)

                                (805) 381-2700
                        (Registrant's Telephone Number)


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ITEM 5.   OTHER EVENTS

     Reference is made to two press releases of Registrant, issued on October 16 and October 21, 1997, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 14, 1997

                         DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.



                         By:  /s/ Ronald E. Wittman
                              -------------------------
                              Ronald E. Wittman
                              Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibits                                          Page Number

99.1      Press Release dated October 16, 1997

99.2      Press Release dated October 21, 1997


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